Exhibit 10.9

OMNIBUS AMENDMENT, JOINDER AND REAFFIRMATON AGREEMENT

This Omnibus Amendment, Joinder and Reaffirmation Agreement (this “Amendment”) dated July 24, 2009, by and between PetroAlgae Inc., a Delaware corporation (“PA Inc.”), PA LLC (f/k/a PetroAlgae, LLC), a Delaware limited liability company (“PA LLC”) and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for Valens U.S. SPV I, LLC, a Delaware limited liability company (“Valens” and, together with the Agent, the “Creditor Parties” and each, a “Creditor Party”), amends (i) that certain Short Term Demand Note, dated as August 8, 2008 and amended and restated as of August 26, 2008 (although dated August 8, 2008) by PA LLC in favor of Agent on behalf of Valens (as further amended, modified or supplemented from time to time, the “Valens Note”) and (ii) that Master Security Agreement dated August 8, 2008 by PA LLC in favor of Agent on behalf of Valens (as amended, modified or supplemented from time to time, the “Master Security Agreement”). Reference is hereby also made to (iii) that certain Equity Pledge Agreement, dated as of August 15, 2008 by PetroTech Holdings, Corp. (“Holdings”) in favor of Agent on behalf of Valens (as amended, restated, modified or supplemented, the “Equity Pledge Agreement”) and (iv) that certain PetroTech Holdings, Corp. Guaranty executed by Holdings in favor of Agent on behalf of Valens (as amended, restated, modified or supplemented from time to time, the “Guaranty” and together with the Valens Note, the Master Security Agreement, the Equity Pledge Agreement and the Documents as defined in the Master Security Agreement, the “Loan Documents”). Capitalized terms used but not defined herein shall have the meanings given them in the Loan Documents, as applicable.

PREAMBLE

WHEREAS, PA LLC and the Creditor Parties desire to amend the transactions contemplated by the Master Security Agreement and the Valens Note;

WHEREAS, PA Inc. desires to become (i) an Assignor under the Master Security Agreement, (ii) a Pledgor under the Equity Pledge Agreement and (iii) a Guarantor under the Guaranty;

NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Valens Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit A (the “Second Amended and Restated Secured Term Note”). For the avoidance of doubt, the Second Amended and Restated Secured Term Note as set forth in this Section 1 shall be in substitution for and not in satisfaction of the Valens Note.

2. The Master Security Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit B (the “Amended and Restated Master Security Agreement”).

3. PA Inc. hereby becomes (i) an Assignor for all purposes under the Master Security Agreement, (ii) a Pledgor for all purposes under the Equity Pledge Agreement and (iii) a Guarantor for all purposes under the Guaranty, and hereby agrees to execute that certain Joinder Agreement attached hereto as Exhibit C.

4. PA Inc., PA LLC and Holdings each hereby releases, remises, acquits and forever discharges each Creditor Party and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind of nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Amendment Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Loan Documents and any other document, instrument or agreement made by PA Inc., PA LLC or Holdings in favor of any Creditor Party.

5. PA Inc., PA LLC and Holdings each hereby:

(a) represent and warrant to each Creditor Party that it has reviewed and approved the terms and provisions of this Amendment, the Exhibits attached hereto and the documents, instruments and agreements entered into in connection therewith;

(b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each PA Inc., PA LLC and Holdings under the Loan Documents are (i) “Obligations” under and as defined in the Amended and Restated Master Security Agreement, (ii) “Obligations” under, and as defined in the Guaranty and (iii) “Secured Obligations” under, and as defined in the Equity Pledge Agreement.

(c) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Loan Documents are in full force and effect and shall remain in full force and effect after giving effect to this Amendment;

(d) acknowledges, ratifies and confirms the grant by each of PA Inc., PA LLC and Holdings to Agent of a security interest in the assets of (including the equity interests owned by) each of PA Inc., PA LLC and Holdings, as more specifically set forth in the Loan Documents and the Exhibits attached hereto.

6. The amendments set forth above shall be effective as of the date first above written (the “Amendment Effective Date”) once (i) each of PA Inc., PA LLC, Holdings, Valens and Agent shall have duly executed and PA Inc., PA LLC and Holdings shall have delivered to the Agent its respective counterpart to this Amendment; (ii) PA LLC shall have duly executed and delivered to the Agent the Second Amended and Restated Secured Term Note attached hereto as Exhibit A (iii) PA LLC shall have duly executed and delivered to Agent the Amended and Restated Master Security Agreement attached hereto as Exhibit B and (iv) each of PA Inc., PA LLC and Holdings shall have duly executed and delivered to the Agent the Joinder Agreement attached hereto as Exhibit C, together with the schedules attached thereto.

7. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

8. Each of the PA Inc., PA LLC and Holdings hereby represent and warrant to each Creditor Party that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by each of PA Inc., PA LLC and Holdings in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of PA Inc’s, PA LLC’s and Holdings’ covenant requirements have been met.

9. From and after the Amendment Effective Date, all references in the Loan Documents shall be deemed to be references to the Loan Documents, as the case may be, as modified hereby.

10. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

PETROALGAE INC.

By:	/s/ David P. Szostak
Name:	David P. Szostak
Title:	President

PA LLC

By:	/s/ Ottmar Dippold
Name:	Ottmar Dippold
Title:	CEO

PETROTECH HOLDINGS, CORP.

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

LV ADMINISTRATIVE SERVICES INC. as Agent

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

EXHIBIT A

[Second Amended and Restated Secured Term Note]

EXHIBIT B

[Amended and Restated Master Security Agreement]

EXHIBIT C

[Joinder Agreement]